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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2006

                                  METLIFE, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                         1-15787              13-4075851
(State or other jurisdiction     (Commission file number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              ---------------------

     200 PARK AVENUE, NEW YORK, NEW YORK                         10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 21, 2006, MetLife, Inc., a Delaware corporation ("MetLife"), completed a public offering of $1,250,000,000 aggregate principal amount of its 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066 (the "junior subordinated debentures"). The terms of the junior subordinated debentures are set forth in an Indenture, dated as of June 21, 2005 (attached as Exhibit 4.5 to MetLife's Current Report on Form 8-K dated June 22, 2005 and incorporated herein by reference), as supplemented by the Third Supplemental Indenture, dated as of December 21, 2006 (attached hereto as
Exhibit 4.1 and incorporated herein by reference), each between MetLife and The Bank of New York Trust Company, N.A., as trustee (in the case of the Base Indenture, as successor to J.P. Morgan Trust Company, National Association).

         The junior subordinated debentures were issued pursuant to an underwriting agreement (the "Underwriting Agreement") and a pricing agreement (the "Pricing Agreement"), each dated as of December 14, 2006, among MetLife and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch & Co., and HSBC Securities (USA) Inc., as representatives of the several underwriters named in
Schedule I to the Pricing Agreement (the "Underwriters"). Pursuant to the Underwriting Agreement and Pricing Agreement (attached as Exhibits 1.1 and 1.2, respectively, to MetLife's Current Report on Form 8-K dated December 20, 2006 and incorporated herein by reference), and subject to the terms and conditions expressed therein, MetLife agreed to sell the junior subordinated debentures to the Underwriters, and the Underwriters agreed to purchase the junior subordinated debentures for resale to the public.

         On December 21, 2006, in connection with the completion of the offering of the junior subordinated debentures, MetLife entered into a replacement capital covenant (the "Replacement Capital Covenant") (attached hereto as Exhibit 4.2 and incorporated herein by reference), whereby MetLife agreed for the benefit of holders of a series of MetLife's long-term indebtedness designated by MetLife in accordance with the terms of the Replacement Capital Covenant from time to time ranking senior to the junior subordinated debentures that the junior subordinated debentures will not be repaid, redeemed or purchased by MetLife, on or before December 15, 2056, unless such repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Replacement Capital Covenant.

         The junior subordinated debentures were offered and sold by MetLife pursuant to its registration statement on Form S-3 (File No. 333-124358).

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.

ITEM 8.01   OTHER EVENTS.

         The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.

         On December 21, 2006, LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to MetLife, issued an opinion and consent (attached hereto as Exhibits
5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the junior subordinated debentures. Also on December 21, 2006, Debevoise & Plimpton LLP, special tax counsel to MetLife, issued an opinion and consent (attached hereto as Exhibits 8.1 and 23.2, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Not applicable

      (d)   Exhibits

             4.1 Third Supplemental Indenture dated as of December 21, 2006 to the Subordinated Indenture between MetLife, Inc. and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association).

             4.2   Replacement Capital Covenant dated as of December 21, 2006.

             4.3   Form of junior subordinated debenture (included in Exhibit
                   4.1 above).

             5.1   Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

             8.1   Opinion of Debevoise & Plimpton LLP.

            23.1   Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
                   Exhibit 5.1 above).

            23.2 Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1 above).
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MetLife, Inc.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                                   Secretary

Date: December 22, 2006

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                                EXHIBIT INDEX

Exhibit
 Number   Exhibit
-------   -------
  4.1     Third Supplemental Indenture dated as of December 21, 2006 to the
          Subordinated Indenture between MetLife, Inc. and The Bank of New York
          Trust Company, N.A. (as successor to J.P. Morgan Trust Company,
          National Association).

  4.2     Replacement Capital Covenant dated as of December 21, 2006.

  4.3     Form of junior subordinated debenture (included in Exhibit 4.1 above).

  5.1     Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

  8.1     Opinion of Debevoise & Plimpton LLP.

  23.1    Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
          Exhibit 5.1 above).

  23.2    Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1 above).